The U.S. Treasury Money Fund of America
               333 S. Hope Street, Los Angeles, California 90071
                  Telephone (213) 486-9200 Fax (213) 486-9455

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class        Total Income Dividends
                   (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A                $808
------------------ --------------------------------
------------------ --------------------------------
Total                  $808
------------------ --------------------------------
------------------ --------------------------------
Class R-1              $0
------------------ --------------------------------
------------------ --------------------------------
Class R-2              $8
------------------ --------------------------------
------------------ --------------------------------
Class R-3              $6
------------------ --------------------------------
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Class R-4              $2
------------------ --------------------------------
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Class R-5              $11
------------------ --------------------------------
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Total                  $27
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Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class          Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.0014
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.0005
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.0005
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.0005
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.0007
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.0022
-------------------- -------------------------------------------


Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class        Shares Outstanding
                   (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            525,863
------------------ ----------------------------------
------------------ ----------------------------------
Total              525,863
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          775
------------------ ----------------------------------
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Class R-2          17,480
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          11,895
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          2,139
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          5,588
------------------ ----------------------------------
------------------ ----------------------------------
Total              37,877
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                        Net Asset Value
Share Class             Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $1.00
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $1.00
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $1.00
----------------------- -------------------------
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Class R-3               $1.00
----------------------- -------------------------
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Class R-4               $1.00
----------------------- -------------------------
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Class R-5               $1.00
----------------------- -------------------------